Exhibit 99.2

BB&T Corporation
Quarterly Performance Summary
First Quarter 2017

i

ii

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31%
	2017	2016	Change
Summary Income Statement
Interest income	$1,815	$1,760	3.1%
Interest expense	166	192	(13.5)
Net interest income - taxable equivalent	1,649	1,568	5.2
Less: Taxable-equivalent adjustment	40	39	2.6
Net interest income	1,609	1,529	5.2
Provision for credit losses	148	184	(19.6)
Net interest income after provision for credit losses	1,461	1,345	8.6
Noninterest income	1,171	1,016	15.3
Noninterest expense	2,102	1,545	36.1
Income before income taxes	530	816	(35.0)
Provision for income taxes	104	246	(57.7)
Net income	426	570	(25.3)
Noncontrolling interests	5	6	(16.7)
Preferred stock dividends	43	37	16.2
Net income available to common shareholders	378	527	(28.3)
Per Common Share Data
Earnings:
Basic	$0.47	$0.67	(29.9)%
Diluted	0.46	0.67	(31.3)
Cash dividends declared	0.30	0.27	11.1
Common equity	33.19	32.14	3.3
Tangible common equity (1)	20.33	20.36	(0.1)

End of period shares outstanding	811,370	782,379	3.7
Weighted average shares:
Basic	809,903	781,193	3.7
Diluted	822,719	790,176	4.1
Performance Ratios
Return on average assets	0.79%	1.09%
Return on average risk-weighted assets	0.98	1.37
Return on average common shareholders' equity	5.72	8.45
Return on average tangible common shareholders' equity (2)	9.98	13.87
Net interest margin - taxable equivalent	3.46	3.43
Fee income ratio	42.1	39.9
Efficiency ratio-GAAP	75.6	60.7
Efficiency ratio-adjusted (3)	58.0	58.8
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.36%	0.42%
Loans and leases plus foreclosed property	0.56	0.67
Net charge-offs as a percentage of average loans and leases	0.42	0.46
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.04	1.10
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.05x	1.89x
Average Balances
Total assets	$219,961	$210,102	4.7%
Total securities (4)	44,607	44,580	0.1
Loans and leases	143,698	135,628	6.0
Deposits	161,383	149,867	7.7
Common shareholders' equity	26,807	25,076	6.9
Shareholders' equity	29,903	27,826	7.5
Period-End Balances
Total assets	$220,501	$212,405	3.8%
Total securities (4)	44,877	46,480	(3.4)
Loans and leases	143,896	136,671	5.3
Deposits	161,333	150,500	7.2
Common shareholders' equity	26,928	25,146	7.1
Shareholders' equity	30,025	28,239	6.3
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.3%	10.4%
Tier 1	12.0	12.2
Total	14.1	14.6
Leverage	10.0	10.1
Applicable ratios are annualized.
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement.

(4) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2017	2016	2016	2016	2016
Summary Income Statement
Interest income	$1,815	$1,786	$1,835	$1,845	$1,760
Interest expense	166	180	185	188	192
Net interest income - taxable equivalent	1,649	1,606	1,650	1,657	1,568
Less: Taxable-equivalent adjustment	40	41	40	40	39
Net interest income	1,609	1,565	1,610	1,617	1,529
Provision for credit losses	148	129	148	111	184
Net interest income after provision for credit losses	1,461	1,436	1,462	1,506	1,345
Noninterest income	1,171	1,162	1,164	1,130	1,016
Noninterest expense	2,102	1,668	1,711	1,797	1,545
Income before income taxes	530	930	915	839	816
Provision for income taxes	104	287	273	252	246
Net income	426	643	642	587	570
Noncontrolling interests	5	7	—	3	6
Preferred stock dividends	43	44	43	43	37
Net income available to common shareholders	378	592	599	541	527
Per Common Share Data
Earnings:
Basic	$0.47	$0.73	$0.74	$0.67	$0.67
Diluted	0.46	0.72	0.73	0.66	0.67
Cash dividends declared	0.30	0.30	0.30	0.28	0.27
Common equity	33.19	33.14	33.27	32.72	32.14
Tangible common equity (1)	20.33	20.18	20.31	19.75	20.36

End of period shares outstanding	811,370	809,475	811,424	814,500	782,379
Weighted average shares:
Basic	809,903	810,593	812,521	814,261	781,193
Diluted	822,719	821,971	823,106	823,682	790,176
Performance Ratios
Return on average assets	0.79%	1.16%	1.15%	1.06%	1.09%
Return on average risk-weighted assets	0.98	1.45	1.45	1.38	1.37
Return on average common shareholders' equity	5.72	8.75	8.87	8.21	8.45
Return on average tangible common shareholders' equity (2)	9.98	14.91	15.20	14.33	13.87
Net interest margin - taxable equivalent	3.46	3.32	3.39	3.41	3.43
Fee income ratio	42.1	42.6	41.9	41.2	39.9
Efficiency ratio-GAAP	75.6	61.1	61.7	65.4	60.7
Efficiency ratio-adjusted (3)	58.0	59.5	58.7	59.6	58.8
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.36%	0.37%	0.38%	0.40%	0.42%
Loans and leases plus foreclosed property	0.56	0.57	0.59	0.62	0.67
Net charge-offs as a percentage of average loans and leases	0.42	0.42	0.37	0.28	0.46
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.04	1.04	1.06	1.06	1.10
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.05x	2.03x	2.00x	1.90x	1.89x
Average Balances
Total assets	$219,961	$220,165	$222,065	$223,399	$210,102
Total securities (4)	44,607	44,881	47,152	48,510	44,580
Loans and leases	143,698	144,569	143,689	143,097	135,628
Deposits	161,383	160,118	159,503	160,338	149,867
Common shareholders' equity	26,807	26,962	26,824	26,519	25,076
Shareholders' equity	29,903	30,054	29,916	29,610	27,826
Period-End Balances
Total assets	$220,501	$219,276	$222,622	$221,859	$212,405
Total securities (4)	44,877	43,606	47,199	47,006	46,480
Loans and leases	143,896	145,038	145,112	144,711	136,671
Deposits	161,333	160,234	159,915	159,238	150,500
Common shareholders' equity	26,928	26,828	26,999	26,651	25,146
Shareholders' equity	30,025	29,926	30,091	29,743	28,239
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.3%	10.2%	10.1%	10.0%	10.4%
Tier 1	12.0	12.0	11.8	11.7	12.2
Total	14.1	14.1	14.0	13.9	14.6
Leverage	10.0	10.0	9.8	9.6	10.1
Applicable ratios are annualized.
(1) Tangible common equity per share is a non-GAAP measure. See the calculations and management's reasons for using this measure in the Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) The adjusted efficiency ratio is a non-GAAP measure and excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement. See the calculations and management's reasons for using this measure in the Non-GAAP reconciliations section of this supplement.

(4) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31		Change
	2017	2016	$	%
Interest Income
Interest and fees on loans and leases	$1,501	$1,442	$59	4.1%
Interest and dividends on securities	258	255	3	1.2
Interest on other earning assets	16	24	(8)	(33.3)
Total interest income	1,775	1,721	54	3.1
Interest Expense
Interest on deposits	69	64	5	7.8
Interest on short-term borrowings	2	2	—	—
Interest on long-term debt	95	126	(31)	(24.6)
Total interest expense	166	192	(26)	(13.5)
Net Interest Income	1,609	1,529	80	5.2
Provision for credit losses	148	184	(36)	(19.6)
Net Interest Income After Provision for Credit Losses	1,461	1,345	116	8.6
Noninterest Income
Insurance income	458	419	39	9.3
Service charges on deposits	168	154	14	9.1
Mortgage banking income	103	91	12	13.2
Investment banking and brokerage fees and commissions	91	97	(6)	(6.2)
Trust and investment advisory revenues	68	62	6	9.7
Bankcard fees and merchant discounts	59	56	3	5.4
Checkcard fees	51	45	6	13.3
Operating lease income	36	34	2	5.9
Income from bank-owned life insurance	29	31	(2)	(6.5)
FDIC loss share income, net	—	(60)	60	(100.0)
Securities gains (losses), net	—	45	(45)	(100.0)
Other income	108	42	66	157.1
Total noninterest income	1,171	1,016	155	15.3
Noninterest Expense
Personnel expense	1,011	915	96	10.5
Occupancy and equipment expense	193	191	2	1.0
Software expense	58	51	7	13.7
Outside IT services	49	41	8	19.5
Amortization of intangibles	38	32	6	18.8
Regulatory charges	39	30	9	30.0
Professional services	22	22	—	—
Loan-related expense	30	32	(2)	(6.3)
Merger-related and restructuring charges, net	36	23	13	56.5
Loss (gain) on early extinguishment of debt	392	(1)	393	NM
Other expense	234	209	25	12.0
Total noninterest expense	2,102	1,545	557	36.1
Earnings
Income before income taxes	530	816	(286)	(35.0)
Provision for income taxes	104	246	(142)	(57.7)
Net income	426	570	(144)	(25.3)
Noncontrolling interests	5	6	(1)	(16.7)
Preferred stock dividends	43	37	6	16.2
Net income available to common shareholders	$378	$527	$(149)	(28.3)%
Earnings Per Common Share
Basic	$0.47	$0.67	$(0.20)	(29.9)
Diluted	0.46	0.67	(0.21)	(31.3)
Weighted Average Shares Outstanding
Basic	809,903	781,193	28,710	3.7
Diluted	822,719	790,176	32,543	4.1
NM - not meaningful

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2017	2016	2016	2016	2016
Interest Income
Interest and fees on loans and leases	$1,501	$1,510	$1,524	$1,509	$1,442
Interest and dividends on securities	258	226	262	286	255
Interest on other earning assets	16	9	9	10	24
Total interest income	1,775	1,745	1,795	1,805	1,721
Interest Expense
Interest on deposits	69	61	62	64	64
Interest on short-term borrowings	2	2	2	3	2
Interest on long-term debt	95	117	121	121	126
Total interest expense	166	180	185	188	192
Net Interest Income	1,609	1,565	1,610	1,617	1,529
Provision for credit losses	148	129	148	111	184
Net Interest Income After Provision for Credit Losses	1,461	1,436	1,462	1,506	1,345
Noninterest Income
Insurance income	458	419	410	465	419
Service charges on deposits	168	172	172	166	154
Mortgage banking income	103	107	154	111	91
Investment banking and brokerage fees and commissions	91	108	101	102	97
Trust and investment advisory revenues	68	69	68	67	62
Bankcard fees and merchant discounts	59	60	61	60	56
Checkcard fees	51	50	50	50	45
Operating lease income	36	34	34	35	34
Income from bank-owned life insurance	29	26	35	31	31
FDIC loss share income, net	—	—	(18)	(64)	(60)
Securities gains (losses), net	—	1	—	—	45
Other income	108	116	97	107	42
Total noninterest income	1,171	1,162	1,164	1,130	1,016
Noninterest Expense
Personnel expense	1,011	1,004	1,006	1,039	915
Occupancy and equipment expense	193	198	203	194	191
Software expense	58	57	63	53	51
Outside IT services	49	50	51	44	41
Amortization of intangibles	38	38	38	42	32
Regulatory charges	39	42	41	32	30
Professional services	22	27	27	26	22
Loan-related expense	30	(6)	33	36	32
Merger-related and restructuring charges, net	36	13	43	92	23
Loss (gain) on early extinguishment of debt	392	—	—	—	(1)
Other expense	234	245	206	239	209
Total noninterest expense	2,102	1,668	1,711	1,797	1,545
Earnings
Income before income taxes	530	930	915	839	816
Provision for income taxes	104	287	273	252	246
Net income	426	643	642	587	570
Noncontrolling interests	5	7	—	3	6
Preferred stock dividends	43	44	43	43	37
Net income available to common shareholders	$378	$592	$599	$541	$527
Earnings Per Common Share
Basic	$0.47	$0.73	$0.74	$0.67	$0.67
Diluted	0.46	0.72	0.73	0.66	0.67
Weighted Average Shares Outstanding
Basic	809,903	810,593	812,521	814,261	781,193
Diluted	822,719	821,971	823,106	823,682	790,176

BB&T Corporation
Segment Financial Performance - Preliminary
(Dollars in millions)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Community Banking	2017	2016	2016	2016	2016
Net interest income (expense)	$587	$577	$570	$532	$529
Net intersegment interest income (expense)	404	407	402	391	389
Segment net interest income	991	984	972	923	918
Allocated provision for credit losses	25	26	(3)	23	(10)
Noninterest income	313	317	317	305	288
Intersegment net referral fees (expenses)	38	43	43	42	32
Noninterest expense	435	440	446	434	422
Amortization of intangibles	18	18	19	18	19
Allocated corporate expenses	344	337	338	330	332
Income (loss) before income taxes	520	523	532	465	475
Provision (benefit) for income taxes	186	190	194	169	173
Segment net income (loss)	$334	$333	$338	$296	$302
Identifiable segment assets (period end)	$73,563	$73,640	$73,135	$67,946	$67,715

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Residential Mortgage Banking	2017	2016	2016	2016	2016
Net interest income (expense)	$333	$347	$359	$345	$341
Net intersegment interest income (expense)	(222)	(224)	(226)	(223)	(227)
Segment net interest income	111	123	133	122	114
Allocated provision for credit losses	5	14	9	12	10
Noninterest income	76	76	116	83	71
Intersegment net referral fees (expenses)	—	—	1	1	—
Noninterest expense	74	40	12	89	78
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	31	29	28	26	26
Income (loss) before income taxes	77	116	201	79	71
Provision (benefit) for income taxes	29	44	76	30	27
Segment net income (loss)	$48	$72	$125	$49	$44
Identifiable segment assets (period end)	$34,092	$35,558	$36,652	$35,894	$34,758

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Dealer Financial Services	2017	2016	2016	2016	2016
Net interest income (expense)	$241	$246	$229	$226	$229
Net intersegment interest income (expense)	(45)	(43)	(39)	(39)	(40)
Segment net interest income	196	203	190	187	189
Allocated provision for credit losses	95	86	76	58	76
Noninterest income	—	—	1	—	1
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	41	39	39	36	35
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	14	12	11	11	11
Income (loss) before income taxes	46	66	65	82	68
Provision (benefit) for income taxes	17	25	25	31	26
Segment net income (loss)	$29	$41	$40	$51	$42
Identifiable segment assets (period end)	$16,191	$16,556	$15,090	$14,463	$14,692

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Specialized Lending	2017	2016	2016	2016	2016
Net interest income (expense)	$175	$177	$177	$172	$168
Net intersegment interest income (expense)	(74)	(72)	(71)	(68)	(68)
Segment net interest income	101	105	106	104	100
Allocated provision for credit losses	16	13	18	14	19
Noninterest income	70	73	80	70	62
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	69	87	71	68	62
Amortization of intangibles	3	1	1	1	1
Allocated corporate expenses	20	21	20	18	17
Income (loss) before income taxes	63	56	76	73	63
Provision (benefit) for income taxes	13	10	18	17	13
Segment net income (loss)	$50	$46	$58	$56	$50
Identifiable segment assets (period end)	$17,770	$17,583	$17,823	$17,233	$16,351

BB&T Corporation
Segment Financial Performance - Preliminary
(Dollars in millions)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Insurance Holdings	2017	2016	2016	2016	2016
Net interest income (expense)	$—	$1	$1	$1	$—
Net intersegment interest income (expense)	2	1	1	1	1
Segment net interest income	2	2	2	2	1
Allocated provision for credit losses	—	—	—	—	—
Noninterest income	462	428	412	465	421
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	342	331	332	350	299
Amortization of intangibles	16	16	15	18	11
Allocated corporate expenses	31	27	28	28	28
Income (loss) before income taxes	75	56	39	71	84
Provision (benefit) for income taxes	28	22	16	27	31
Segment net income (loss)	$47	$34	$23	$44	$53
Identifiable segment assets (period end)	$3,377	$3,463	$3,342	$3,590	$2,800

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Financial Services	2017	2016	2016	2016	2016
Net interest income (expense)	$65	$64	$65	$68	$63
Net intersegment interest income (expense)	89	88	88	82	79
Segment net interest income	154	152	153	150	142
Allocated provision for credit losses	1	(2)	32	6	90
Noninterest income	216	258	229	212	199
Intersegment net referral fees (expenses)	5	8	6	5	3
Noninterest expense	183	191	191	189	182
Amortization of intangibles	2	2	1	1	1
Allocated corporate expenses	45	39	38	37	37
Income (loss) before income taxes	144	188	126	134	34
Provision (benefit) for income taxes	53	71	47	50	13
Segment net income (loss)	$91	$117	$79	$84	$21
Identifiable segment assets (period end)	$18,337	$17,233	$17,570	$17,360	$17,763

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Other, Treasury & Corporate (1)(2)	2017	2016	2016	2016	2016
Net interest income (expense)	$208	$153	$209	$273	$199
Net intersegment interest income (expense)	(154)	(157)	(155)	(144)	(134)
Segment net interest income	54	(4)	54	129	65
Allocated provision for credit losses	6	(8)	16	(2)	(1)
Noninterest income	34	10	9	(5)	(26)
Intersegment net referral fees (expenses)	(43)	(51)	(50)	(48)	(35)
Noninterest expense	920	502	582	589	435
Amortization of intangibles	(1)	1	2	4	—
Allocated corporate expenses	(485)	(465)	(463)	(450)	(451)
Income (loss) before income taxes	(395)	(75)	(124)	(65)	21
Provision (benefit) for income taxes	(222)	(75)	(103)	(72)	(37)
Segment net income (loss)	$(173)	$—	$(21)	$7	$58
Identifiable segment assets (period end)	$57,171	$55,243	$59,010	$65,373	$58,326

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Total BB&T Corporation	2017	2016	2016	2016	2016
Net interest income (expense)	$1,609	$1,565	$1,610	$1,617	$1,529
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,609	1,565	1,610	1,617	1,529
Allocated provision for credit losses	148	129	148	111	184
Noninterest income	1,171	1,162	1,164	1,130	1,016
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	2,064	1,630	1,673	1,755	1,513
Amortization of intangibles	38	38	38	42	32
Allocated corporate expenses	—	—	—	—	—
Income (loss) before income taxes	530	930	915	839	816
Provision (benefit) for income taxes	104	287	273	252	246
Segment net income (loss)	$426	$643	$642	$587	$570
Identifiable segment assets (period end)	$220,501	$219,276	$222,622	$221,859	$212,405
Effective January 2017, several business activities were realigned within the segments. Results for prior periods have been revised to reflect the new structure.
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
(2) The financial information related to National Penn's operations was included in the Other, Treasury & Corporate segment for the second quarter of 2016 and is presented in the other segments following the systems conversion date in July 2016.

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)
	As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2017	2016	2016	2016	2016
Assets
Cash and due from banks	$1,739	$1,897	$1,850	$1,958	$1,825
Interest-bearing deposits with banks	2,056	1,895	930	510	786
Federal funds sold and securities purchased under resale agreements or similar arrangements	238	144	192	145	167
Restricted cash	447	488	654	846	666
Securities available for sale at fair value	26,668	26,926	29,449	28,244	27,129
Securities held to maturity at amortized cost	18,209	16,680	17,750	18,762	19,351
Loans and leases:
Commercial:
Commercial and industrial	51,607	51,719	51,779	52,103	48,727
CRE-income producing properties	14,781	14,538	14,624	14,872	13,728
CRE-construction and development	3,850	3,819	3,864	3,690	3,416
Dealer floor plan	1,467	1,413	1,288	1,308	1,266
Direct retail lending	11,977	12,092	12,022	12,025	11,085
Sales finance	10,565	11,267	9,964	9,429	9,784
Revolving credit	2,574	2,655	2,561	2,512	2,449
Residential mortgage	29,651	29,921	30,369	30,650	29,998
Other lending subsidiaries	15,273	14,988	14,945	14,528	13,587
PCI	860	910	1,007	1,109	1,056
Total loans and leases held for investment	142,605	143,322	142,423	142,226	135,096
Loans held for sale	1,291	1,716	2,689	2,485	1,575
Total loans and leases	143,896	145,038	145,112	144,711	136,671
Allowance for loan and lease losses	(1,487)	(1,489)	(1,511)	(1,507)	(1,488)
Premises and equipment	2,104	2,107	2,059	2,088	2,001
Goodwill	9,618	9,638	9,627	9,621	8,559
Core deposit and other intangible assets	818	854	892	946	656
Mortgage servicing rights at fair value	1,088	1,052	828	785	860
Other assets	15,107	14,046	14,790	14,750	15,222
Total assets	$220,501	$219,276	$222,622	$221,859	$212,405
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$53,262	$50,697	$51,000	$49,180	$47,258
Interest checking	29,472	30,263	27,709	28,528	25,915
Money market and savings	64,860	64,883	64,090	64,064	60,349
Time deposits	13,739	14,391	17,116	17,466	16,978
Total deposits	161,333	160,234	159,915	159,238	150,500
Short-term borrowings	2,019	1,406	4,064	1,472	4,130
Long-term debt	21,635	21,965	22,776	24,435	22,823
Accounts payable and other liabilities	5,489	5,745	5,776	6,971	6,713
Total liabilities	190,476	189,350	192,531	192,116	184,166
Shareholders' equity:
Preferred stock	3,053	3,053	3,053	3,053	3,054
Common stock	4,057	4,047	4,057	4,073	3,912
Additional paid-in capital	9,063	9,104	9,233	9,311	8,360
Retained earnings	14,933	14,809	14,459	14,104	13,791
Accumulated other comprehensive loss	(1,125)	(1,132)	(750)	(837)	(917)
Noncontrolling interests	44	45	39	39	39
Total shareholders' equity	30,025	29,926	30,091	29,743	28,239
Total liabilities and shareholders' equity	$220,501	$219,276	$222,622	$221,859	$212,405

BB&T Corporation
Average Balance Sheets
(Dollars in millions)
	Quarter Ended
	March 31		Change
	2017	2016	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$4,730	$2,777	$1,953	70.3%
U.S. government-sponsored entities (GSE)	2,386	5,065	(2,679)	(52.9)
Mortgage-backed securities issued by GSE	34,909	33,774	1,135	3.4
States and political subdivisions	2,091	2,266	(175)	(7.7)
Non-agency mortgage-backed	432	636	(204)	(32.1)
Other	59	62	(3)	(4.8)
Total securities	44,607	44,580	27	0.1
Other earning assets	4,259	3,404	855	25.1
Loans and leases:
Commercial:
Commercial and industrial	51,119	48,013	3,106	6.5
CRE-income producing properties	14,602	13,490	1,112	8.2
CRE-construction and development	3,844	3,619	225	6.2
Dealer floor plan	1,427	1,239	188	15.2
Direct retail lending	12,014	11,107	907	8.2
Sales finance	10,896	10,049	847	8.4
Revolving credit	2,607	2,463	144	5.8
Residential mortgage	29,701	29,864	(163)	(0.5)
Other lending subsidiaries	14,919	13,439	1,480	11.0
PCI	883	1,098	(215)	(19.6)
Total loans and leases held for investment	142,012	134,381	7,631	5.7
Loans held for sale	1,686	1,247	439	35.2
Total loans and leases	143,698	135,628	8,070	6.0
Total earning assets	192,564	183,612	8,952	4.9
Nonearning assets	27,397	26,490	907	3.4
Total assets	$219,961	$210,102	$9,859	4.7%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$51,095	$46,203	$4,892	10.6%
Interest checking	29,578	25,604	3,974	15.5
Money market and savings	64,857	60,424	4,433	7.3
Time deposits	14,924	16,884	(1,960)	(11.6)
Foreign office deposits - interest-bearing	929	752	177	23.5
Total deposits	161,383	149,867	11,516	7.7
Short-term borrowings	2,105	2,771	(666)	(24.0)
Long-term debt	20,757	22,907	(2,150)	(9.4)
Accounts payable and other liabilities	5,813	6,731	(918)	(13.6)
Total liabilities	190,058	182,276	7,782	4.3
Shareholders' equity	29,903	27,826	2,077	7.5
Total liabilities and shareholders' equity	$219,961	$210,102	$9,859	4.7%
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2017	2016	2016	2016	2016
Assets
Securities at amortized cost (1):
U.S. Treasury	$4,730	$3,744	$3,460	$2,252	$2,777
U.S. government-sponsored entities (GSE)	2,386	2,378	2,786	4,199	5,065
Mortgage-backed securities issued by GSE	34,909	35,954	37,987	38,911	33,774
States and political subdivisions	2,091	2,269	2,356	2,555	2,266
Non-agency mortgage-backed	432	474	502	526	636
Other	59	62	61	67	62
Total securities	44,607	44,881	47,152	48,510	44,580
Other earning assets	4,259	3,124	3,068	3,215	3,404
Loans and leases:
Commercial:
Commercial and industrial	51,119	51,306	51,508	51,646	48,013
CRE-income producing properties	14,602	14,566	14,667	14,786	13,490
CRE-construction and development	3,844	3,874	3,802	3,669	3,619
Dealer floor plan	1,427	1,367	1,268	1,305	1,239
Direct retail lending	12,014	12,046	11,994	12,031	11,107
Sales finance	10,896	10,599	9,339	9,670	10,049
Revolving credit	2,607	2,608	2,537	2,477	2,463
Residential mortgage	29,701	30,044	30,357	30,471	29,864
Other lending subsidiaries	14,919	14,955	14,742	13,961	13,439
PCI	883	974	1,052	1,130	1,098
Total loans and leases held for investment	142,012	142,339	141,266	141,146	134,381
Loans held for sale	1,686	2,230	2,423	1,951	1,247
Total loans and leases	143,698	144,569	143,689	143,097	135,628
Total earning assets	192,564	192,574	193,909	194,822	183,612
Nonearning assets	27,397	27,591	28,156	28,577	26,490
Total assets	$219,961	$220,165	$222,065	$223,399	$210,102
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$51,095	$51,421	$50,559	$48,801	$46,203
Interest checking	29,578	28,634	27,754	28,376	25,604
Money market and savings	64,857	63,884	64,335	63,195	60,424
Time deposits	14,924	15,693	15,818	18,101	16,884
Foreign office deposits - interest-bearing	929	486	1,037	1,865	752
Total deposits	161,383	160,118	159,503	160,338	149,867
Short-term borrowings	2,105	2,373	2,128	2,951	2,771
Long-term debt	20,757	21,563	23,428	23,272	22,907
Accounts payable and other liabilities	5,813	6,057	7,090	7,228	6,731
Total liabilities	190,058	190,111	192,149	193,789	182,276
Shareholders' equity	29,903	30,054	29,916	29,610	27,826
Total liabilities and shareholders' equity	$219,961	$220,165	$222,065	$223,399	$210,102
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)
	Quarter Ended
	March 31, 2017			December 31, 2016
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$4,730	$20	1.72%	$3,744	$15	1.62%
U.S. government-sponsored entities (GSE)	2,386	13	2.22	2,378	13	2.23
Mortgage-backed securities issued by GSE	34,909	189	2.16	35,954	185	2.06
States and political subdivisions	2,091	27	5.13	2,269	29	5.01
Non-agency mortgage-backed	432	20	18.85	474	(3)	(3.06)
Other	59	—	1.89	62	(1)	2.31
Total securities	44,607	269	2.42	44,881	238	2.13
Other earning assets	4,259	16	1.49	3,124	10	1.21
Loans and leases:
Commercial:
Commercial and industrial	51,119	433	3.43	51,306	426	3.30
CRE-income producing properties	14,602	133	3.71	14,566	132	3.60
CRE-construction and development	3,844	35	3.69	3,874	35	3.61
Dealer floor plan	1,427	8	2.32	1,367	7	2.16
Direct retail lending	12,014	129	4.33	12,046	128	4.22
Sales finance	10,896	86	3.19	10,599	90	3.36
Revolving credit	2,607	57	8.79	2,608	57	8.71
Residential mortgage	29,701	297	4.01	30,044	299	3.97
Other lending subsidiaries	14,919	294	7.99	14,955	297	7.92
PCI	883	43	19.72	974	49	20.07
Total loans and leases held for investment	142,012	1,515	4.31	142,339	1,520	4.25
Loans held for sale	1,686	15	3.49	2,230	18	3.12
Total loans and leases	143,698	1,530	4.30	144,569	1,538	4.24
Total earning assets	192,564	1,815	3.80	192,574	1,786	3.70
Nonearning assets	27,397			27,591
Total assets	$219,961			$220,165
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$29,578	13	0.18	$28,634	10	0.14
Money market and savings	64,857	37	0.23	63,884	31	0.20
Time deposits	14,924	17	0.48	15,693	19	0.48
Foreign office deposits - interest-bearing	929	2	0.67	486	1	0.38
Total interest-bearing deposits	110,288	69	0.26	108,697	61	0.22
Short-term borrowings	2,105	2	0.43	2,373	2	0.34
Long-term debt	20,757	95	1.83	21,563	117	2.16
Total interest-bearing liabilities	133,150	166	0.50	132,633	180	0.54
Noninterest-bearing deposits	51,095			51,421
Accounts payable and other liabilities	5,813			6,057
Shareholders' equity	29,903			30,054
Total liabilities and shareholders' equity	$219,961			$220,165
Average interest-rate spread			3.30			3.16

Net interest income/ net interest margin		$1,649	3.46%		$1,606	3.32%
Taxable-equivalent adjustment		$40			$41
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Excludes trading securities.

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)
	Quarter Ended
	September 30, 2016			June 30, 2016			March 31, 2016
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,460	$14	1.63%	$2,252	$10	1.76%	$2,777	$12	1.70%
U.S. government-sponsored entities (GSE)	2,786	16	2.18	4,199	21	2.06	5,065	27	2.11
Mortgage-backed securities issued by GSE	37,987	195	2.05	38,911	203	2.09	33,774	167	1.98
States and political subdivisions	2,356	30	5.16	2,555	34	5.24	2,266	30	5.37
Non-agency mortgage-backed	502	19	14.81	526	31	23.81	636	31	19.81
Other	61	—	1.67	67	1	1.91	62	—	1.57
Total securities	47,152	274	2.32	48,510	300	2.47	44,580	267	2.40
Other earning assets	3,068	9	1.17	3,215	9	1.22	3,404	25	2.87
Loans and leases:
Commercial:
Commercial and industrial	51,508	436	3.37	51,646	433	3.37	48,013	392	3.29
CRE-income producing properties	14,667	138	3.75	14,786	139	3.79	13,490	127	3.77
CRE-construction and development	3,802	36	3.74	3,669	34	3.74	3,619	34	3.75
Dealer floor plan	1,268	7	2.09	1,305	7	2.04	1,239	6	2.02
Direct retail lending	11,994	130	4.30	12,031	127	4.33	11,107	118	4.23
Sales finance	9,339	71	3.04	9,670	74	3.05	10,049	75	3.01
Revolving credit	2,537	56	8.80	2,477	54	8.73	2,463	54	8.82
Residential mortgage	30,357	308	4.06	30,471	312	4.09	29,864	305	4.10
Other lending subsidiaries	14,742	298	8.05	13,961	292	8.39	13,439	286	8.56
PCI	1,052	52	19.68	1,130	48	16.91	1,098	59	21.69
Total loans and leases held for investment	141,266	1,532	4.32	141,146	1,520	4.32	134,381	1,456	4.35
Loans held for sale	2,423	20	3.25	1,951	16	3.43	1,247	12	3.77
Total loans and leases	143,689	1,552	4.30	143,097	1,536	4.31	135,628	1,468	4.35
Total earning assets	193,909	1,835	3.77	194,822	1,845	3.80	183,612	1,760	3.85
Nonearning assets	28,156			28,577			26,490
Total assets	$222,065			$223,399			$210,102
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,754	10	0.15	$28,376	11	0.15	$25,604	8	0.13
Money market and savings	64,335	31	0.19	63,195	29	0.19	60,424	32	0.21
Time deposits	15,818	20	0.50	18,101	23	0.51	16,884	23	0.55
Foreign office deposits - interest-bearing	1,037	1	0.38	1,865	1	0.38	752	1	0.36
Total interest-bearing deposits	108,944	62	0.23	111,537	64	0.23	103,664	64	0.25
Short-term borrowings	2,128	2	0.34	2,951	3	0.34	2,771	2	0.36
Long-term debt	23,428	121	2.05	23,272	121	2.10	22,907	126	2.19
Total interest-bearing liabilities	134,500	185	0.55	137,760	188	0.55	129,342	192	0.60
Noninterest-bearing deposits	50,559			48,801			46,203
Accounts payable and other liabilities	7,090			7,228			6,731
Shareholders' equity	29,916			29,610			27,826
Total liabilities and shareholders' equity	$222,065			$223,399			$210,102
Average interest-rate spread			3.22			3.25			3.25

Net interest income/ net interest margin		$1,650	3.39%		$1,657	3.41%		$1,568	3.43%
Taxable-equivalent adjustment		$40			$40			$39
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Excludes trading securities.

BB&T Corporation
Credit Quality
(Dollars in millions)
	As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2017	2016	2016	2016	2016
Nonperforming Assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$344	$363	$413	$452	$442
CRE-income producing properties	43	40	38	36	48
CRE-construction and development	17	17	12	14	11
Dealer floor plan	7	—	—	—	—
Direct retail lending	66	63	55	52	51
Sales finance	6	6	6	5	7
Residential mortgage-nonguaranteed	167	172	167	171	163
Residential mortgage-government guaranteed	5	—	—	1	—
Other lending subsidiaries	68	75	66	62	64
Total nonaccrual loans and leases held for investment (1)(2)	723	736	757	793	786
Foreclosed real estate	49	50	58	70	89
Other foreclosed property	29	27	28	23	28
Total nonperforming assets (1)(2)	$801	$813	$843	$886	$903
Performing Troubled Debt Restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$48	$55	$46	$39	$52
CRE-income producing properties	14	16	14	16	18
CRE-construction and development	11	9	8	10	13
Direct retail lending	65	67	69	69	70
Sales finance	15	16	16	16	17
Revolving credit	29	29	30	31	32
Residential mortgage-nonguaranteed	327	332	287	276	281
Residential mortgage-government guaranteed (4)	412	420	393	348	317
Other lending subsidiaries	232	226	209	198	181
Total performing TDRs (3)(4)	$1,153	$1,170	$1,072	$1,003	$981
Loans 90 Days or More Past Due and Still Accruing
Direct retail lending	$7	$6	$7	$5	$6
Sales finance	5	6	4	4	4
Revolving credit	10	12	9	8	10
Residential mortgage-nonguaranteed	64	79	66	56	55
Residential mortgage-government guaranteed (5)	374	443	414	415	434
PCI	82	90	92	122	100
Total loans 90 days past due and still accruing (5)	$542	$636	$592	$610	$609
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$22	$27	$34	$20	$27
CRE-income producing properties	11	6	3	8	7
CRE-construction and development	1	2	2	2	6
Direct retail lending	55	60	62	53	48
Sales finance	51	76	60	61	53
Revolving credit	20	23	20	19	18
Residential mortgage-nonguaranteed	272	393	354	361	350
Residential mortgage-government guaranteed (6)	129	132	112	81	66
Other lending subsidiaries	215	322	288	261	207
PCI	29	36	45	48	43
Total loans 30-89 days past due (6)	$805	$1,077	$980	$914	$825
Excludes loans held for sale.
(1) PCI loans are accounted for using the accretion method.
(2) Sales of nonperforming loans totaled approximately $74 million, $130 million, $63 million, $64 million and $45 million for the quarter ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively.

(3) Excludes TDRs that are nonperforming totaling $214 million, $183 million, $134 million, $146 million and $172 million at March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively. These amounts are included in total nonperforming assets. Trial modifications are excluded because the specific types and amounts of concessions offered to borrowers frequently change between the trial modification and the permanent modification.

(4) During the second quarter of 2016, BB&T began repurchasing certain delinquent government guaranteed GNMA mortgage loans, including certain loans that were considered troubled debt restructurings.
(5) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $29 million, $48 million, $46 million, $49 million and $323 million at March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively.

(6) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $2 million, $3 million, $2 million, $2 million and $2 million at March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively.

BB&T Corporation
Credit Quality
(Dollars in millions)
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2017	2016	2016	2016	2016
Allowance for Credit Losses
Beginning balance	$1,599	$1,621	$1,603	$1,580	$1,550
Provision for credit losses (excluding PCI loans)	146	133	150	109	182
Provision (benefit) for PCI loans	2	(4)	(2)	2	2
Charge-offs:
Commercial:
Commercial and industrial	(29)	(23)	(23)	(26)	(56)
CRE-income producing properties	(1)	(1)	(5)	—	(2)
CRE-construction and development	—	—	(1)	—	—
Dealer floor plan	—	—	—	—	—
Direct retail lending	(14)	(16)	(12)	(12)	(13)
Sales finance	(9)	(8)	(7)	(6)	(8)
Revolving credit	(21)	(16)	(18)	(16)	(19)
Residential mortgage-nonguaranteed	(11)	(9)	(11)	(8)	(7)
Residential mortgage-government guaranteed	(1)	(1)	(2)	(1)	(1)
Other lending subsidiaries	(103)	(102)	(91)	(73)	(92)
PCI	—	(15)	—	—	—
Total charge-offs	(189)	(191)	(170)	(142)	(198)
Recoveries:
Commercial:
Commercial and industrial	6	10	6	12	12
CRE-income producing properties	4	1	3	1	3
CRE-construction and development	2	2	3	5	1
Dealer floor plan	—	—	—	—	—
Direct retail lending	6	6	7	6	7
Sales finance	4	3	3	3	3
Revolving credit	5	5	5	5	5
Residential mortgage-nonguaranteed	—	—	1	1	1
Residential mortgage-government guaranteed	—	—	—	—	—
Other lending subsidiaries	14	13	12	12	12
Total recoveries	41	40	40	45	44
Net charge-offs	(148)	(151)	(130)	(97)	(154)
Other	—	—	—	9	—
Ending balance	$1,599	$1,599	$1,621	$1,603	$1,580
Allowance for Credit Losses
Allowance for loan and lease losses (excluding PCI loans)	$1,441	$1,445	$1,448	$1,442	$1,425
Allowance for PCI loans	46	44	63	65	63
Reserve for unfunded lending commitments	112	110	110	96	92
Total	$1,599	$1,599	$1,621	$1,603	$1,580

BB&T Corporation
Credit Quality
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2017	2016	2016	2016	2016
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.56%	0.75%	0.69%	0.64%	0.61%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.38	0.44	0.42	0.43	0.45
Nonperforming loans and leases as a percentage of loans and leases	0.51	0.51	0.53	0.56	0.58
Nonperforming assets as a percentage of:
Total assets	0.36	0.37	0.38	0.40	0.42
Loans and leases plus foreclosed property	0.56	0.57	0.59	0.62	0.67
Net charge-offs as a percentage of average loans and leases	0.42	0.42	0.37	0.28	0.46
Allowance for loan and lease losses as a percentage of loans and leases	1.04	1.04	1.06	1.06	1.10
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.49X	2.47X	2.91X	3.88X	2.40X
Nonperforming loans and leases	2.05X	2.03X	2.00X	1.90X	1.89X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.06%	0.07%	0.06%	0.05%	0.06%
Applicable ratios are annualized. Loans and leases exclude loans held for sale.

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)
	As of March 31, 2017
			Past Due 30-89		Past Due 90+
Troubled Debt Restructurings	Current Status		Days		Days		Total
Performing TDRs: (1)
Commercial:
Commercial and industrial	$48	100.0%	$—	—%	$—	—%	$48
CRE-income producing properties	14	100.0	—	—	—	—	14
CRE-construction and development	11	100.0	—	—	—	—	11
Direct retail lending	63	96.9	2	3.1	—	—	65
Sales finance	14	93.3	1	6.7	—	—	15
Revolving credit	25	86.2	3	10.3	1	3.5	29
Residential mortgage—nonguaranteed	270	82.5	44	13.5	13	4.0	327
Residential mortgage—government guaranteed	182	44.2	67	16.3	163	39.5	412
Other lending subsidiaries	202	87.1	30	12.9	—	—	232
Total performing TDRs (1)	829	71.9	147	12.7	177	15.4	1,153
Nonperforming TDRs (2)	124	57.9	23	10.8	67	31.3	214
Total TDRs (1)(2)	$953	69.7%	$170	12.4%	$244	17.9%	$1,367

			Quarter Ended
			March 31	Dec. 31	Sept. 30	June 30	March 31
			2017	2016	2016	2016	2016
Net charge-offs as a percentage of average loans and leases:
Commercial:
Commercial and industrial			0.18%	0.10%	0.13%	0.11%	0.37%
CRE-income producing properties			(0.07)	—	0.06	(0.02)	(0.02)
CRE-construction and development			(0.18)	(0.16)	(0.26)	(0.48)	(0.12)
Direct retail lending			0.27	0.34	0.17	0.17	0.24
Sales finance			0.19	0.20	0.18	0.13	0.21
Revolving credit			2.50	1.80	1.97	1.86	2.19
Residential mortgage			0.15	0.13	0.16	0.11	0.09
Other lending subsidiaries			2.41	2.35	2.15	1.74	2.39
PCI			—	5.83	—	0.04	—
Total loans and leases			0.42	0.42	0.37	0.28	0.46
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

BB&T Corporation
Preliminary Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2017	2016	2016	2016	2016
Selected Capital Information
Risk-based capital:
Common equity tier 1	$18,063	$18,050	$17,824	$17,568	$17,320
Tier 1	21,115	21,102	20,876	20,620	20,373
Total	24,772	24,872	24,793	24,525	24,355
Risk-weighted assets	175,849	176,138	176,739	176,021	166,781
Average quarterly tangible assets	211,495	211,512	212,816	214,235	202,200
Risk-based capital ratios:
Common equity tier 1	10.3%	10.2%	10.1%	10.0%	10.4%
Tier 1	12.0	12.0	11.8	11.7	12.2
Total	14.1	14.1	14.0	13.9	14.6
Leverage capital ratio	10.0	10.0	9.8	9.6	10.1
Equity as a percentage of total assets	13.6	13.6	13.5	13.4	13.3
Common equity per common share	$33.19	$33.14	$33.27	$32.72	$32.14

Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$30,025	$29,926	$30,091	$29,743	$28,239
Less:
Preferred stock	3,053	3,053	3,053	3,053	3,054
Noncontrolling interests	44	45	39	39	39
Intangible assets	10,436	10,492	10,519	10,567	9,215
Tangible common equity	$16,492	$16,336	$16,480	$16,084	$15,931

Outstanding shares at end of period (in thousands)	811,370	809,475	811,424	814,500	782,379

Tangible Common Equity Per Common Share	$20.33	$20.18	$20.31	$19.75	$20.36
(1) Tangible common equity and related measures are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation
Selected Items, Selected Mortgage Banking Information & Additional Information
(Dollars in millions, except per share data)
				Favorable (Unfavorable)
					After-Tax at
Selected Items				Pre-Tax	Marginal Rate
First Quarter 2017
Income tax benefit on equity-based awards	Provision for income taxes			N/A	$35

Fourth Quarter 2016
Mortgage reserve adjustments	Loan-related expense			$31	19

Third Quarter 2016
Settlement of FHA-insured loans matters and related recovery	Other expense			73	46
Charitable contribution	Other expense			(50)	(31)

Second Quarter 2016
Income tax adjustment	Provision for income taxes			N/A	13

First Quarter 2016
Energy-related provision in excess of charge-offs	Provision for credit losses			(28)	(17)

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Selected Mortgage Banking Information	2017	2016	2016	2016	2016
Mortgage Banking Income
Residential mortgage production revenue	$36	$41	$50	$41	$28
Residential mortgage servicing revenue	68	66	68	68	67
Realization of expected residential MSR cash flows	(34)	(33)	(35)	(35)	(32)
Commercial mortgage production revenue	21	28	37	23	16
Commercial mortgage servicing revenue	10	9	10	9	9
Realization of expected commercial MSR cash flows	(6)	(7)	(9)	(5)	(6)
Mortgage banking income before MSR valuation	95	104	121	101	82
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	28	204	30	(76)	(134)
MSRs hedge gains (losses)	(20)	(201)	3	86	143
Net MSRs valuation	8	3	33	10	9
Total mortgage banking income	$103	$107	$154	$111	$91
Other Mortgage Banking Information
Residential mortgage loan originations	$3,993	$5,198	$6,264	$5,605	$3,602
Residential mortgage servicing portfolio (1):
Loans serviced for others	90,855	90,325	90,157	89,970	90,541
Bank-owned loans serviced	30,396	31,314	32,303	32,647	30,962
Total servicing portfolio	121,251	121,639	122,460	122,617	121,503
Weighted-average coupon rate on mortgage loans serviced for others	4.01%	4.03%	4.06%	4.09%	4.11%
Weighted-average servicing fee on mortgage loans serviced for others	0.280	0.281	0.282	0.284	0.285

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Additional Information	2017	2016	2016	2016	2016
Derivatives notional amount	$76,208	$75,251	$74,548	$79,068	$70,658
Fair value of derivatives, net	(230)	(181)	80	180	224

Common stock prices:
High	49.88	47.85	38.81	37.02	37.03
Low	42.73	37.40	33.72	32.22	29.95
End of period	44.70	47.02	37.72	35.61	33.27

Banking offices	2,193	2,196	2,220	2,249	2,137
ATMs	3,117	3,126	3,183	3,321	3,185
FTEs	37,383	37,480	37,662	37,644	35,748
(1) Amounts reported are unpaid principal balance.

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions)
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Efficiency Ratio (1)	2017	2016	2016	2016	2016
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$2,102	$1,668	$1,711	$1,797	$1,545
Amortization of intangibles	(38)	(38)	(38)	(42)	(32)
Merger-related and restructuring charges, net	(36)	(13)	(43)	(92)	(23)
Gain (loss) on early extinguishment of debt	(392)	—	—	—	1
Mortgage reserve adjustments	—	31	—	—	—
Charitable contribution	—	—	(50)	—	—
Settlement of FHA-insured loan matters and related recovery	—	—	73	—	—
Efficiency Ratio Numerator - Adjusted	$1,636	$1,648	$1,653	$1,663	$1,491

Efficiency Ratio Denominator - Revenue (2) - GAAP	$2,780	$2,727	$2,774	$2,747	$2,545
Taxable equivalent adjustment	40	41	40	40	39
Securities (gains) losses, net	—	(1)	—	—	(45)
Efficiency Ratio Denominator - Adjusted	$2,820	$2,767	$2,814	$2,787	$2,539

Efficiency Ratio - GAAP	75.6%	61.1%	61.7%	65.4%	60.7%
Efficiency Ratio - Adjusted	58.0	59.5	58.7	59.6	58.8
(1) BB&T's management uses this measure in their analysis of the Corporation's performance and believes it provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.

(2) Revenue is defined as net interest income plus noninterest income.

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
Return on Average Tangible Common Shareholders' Equity (1)	2017	2016	2016	2016	2016
Net income available to common shareholders	$378	$592	$599	$541	$527
Plus: Amortization of intangibles, net of tax	24	24	24	26	20
Tangible net income available to common shareholders	$402	$616	$623	$567	$547

Average common shareholders' equity	$26,807	$26,962	$26,824	$26,519	$25,076
Less: Average intangible assets	10,464	10,508	10,545	10,574	9,226
Average tangible common shareholders' equity	$16,343	$16,454	$16,279	$15,945	$15,850
Return on average tangible common shareholders' equity	9.98%	14.91%	15.20%	14.33%	13.87%
(1) BB&T's management uses this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization and believes that investors may find the information useful in their analysis of the company.